UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K/A

                              AMENDMENT NO. 1

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) January 3, 2003


                    World Information Technology, Inc.
          --------------------------------------------------
          (Exact name of Registrant as specified in charter)

                  Nevada               0-49795         80-0001653
       ----------------------------  -----------   -----------------
       (State or other jurisdiction  (Commission   (I.R.S. Employer

        of incorporation)             File Number)   Identification)

     3415 Ocatillo Way, North Las Vegas, NV               89031
   ------------------------------------------         --------------
    (Address of principal executive offices)           (zip code)

             Issuer's telephone number:   (702) 221-1952
                                          ----------------

                             EZ Travel, Inc.
    --------------------------------------------------------------
    (Former name or former address, if changed, since last report)

Item 1. Changes in Control of Registrant.

(a) Pursuant to Stock Purchase Agreement with World Information Technology, Inc., formerly known as EZ Travel, Inc. ("WRLI") a Nevada Corporation, dated January 3, 2003, the Company entered into a Stock Purchase Agreement with World Information Technology Inc., incorporated under the Company Law of the Republic of China ("World Info China"). Under the terms of the agreement, WRLI will purchase from World Info China an aggregate 80.75% of the common stock of World Info. As consideration for such shares, WRLI will transfer 13,805,524 common shares to World Info China. Additionally, the Company has agreed to amend its Articles of Incorporation and change its name from EZ Travel, Inc. to World Information Technology, Inc. (See Exhibit 3.3.)

Under the Agreement, World Info China will assume control of the board of directors upon closing. Pursuant to Nevada Corporate law, NRS 78.335(5), Edward C. Zimmerman, III, the sole member of the board of directors will resign from the board of directors. Prior to his resignation he will nominate Hsueh Chu Lin as a replacement for his vacancy on the board. Hsueh Chu Lin indicated that he would accept this position. This new board member will hold office for the unexpired term of his predecessor and/or until his successor(s) are elected and qualified.

Prior to the Closing, Edward C. Zimmerman, III, the registered and beneficial owner of 2,000,000 founder's shares of World Information Technology, Inc.,f/k/a/ EZ Travel, Inc. Common Stock, will sell to Mei-Lin Shiu, Deputy General Manager of World Info China, all of his 2,000,000 shares of World Information Technology ,Inc. Common Stock. The purchase price to be paid by Mei-Lin Shiu for Mr. Zimmerman's 2,000,000 shares shall be (i) nominal cash and (ii) through a Board Resolution, Mr. Zimmerman entered into an Asset Sale Agreement to transfer all of the tangible equipment used by EZ Travel in its travel agency business to Mr. Zimmerman, subject to ratification of shareholder vote. Further, Mr. Zimmerman indemnified the Company for certain outstanding liabilities. As of this filing, Mr. Zimmerman still holds Title to these shares pending conditions relating to certain liabilities on behalf of the Company that have not been satisfied as related to the acquisition of World Info China. This is in addition to the needed ratification of the Asset Sale Agreement by shareholder vote. (See Exhibit 99 - Asset Sale Agreement.)

Closing shall occur when the Amended Form 8-K, which includes audited financials is filed or such later time mutually agreed upon by both parties, once all conditions precedent have been satisfied. The Company plans to expand its board of directors at its annual shareholder meeting with the following individuals: Hsueh Chu Lin (current board member), Yung Fen Cheng, Yu-Yan Kuo and Wei-Kuo Hsu Lin, Mei-Lin Shui and Yu-Chi Cheng.

This Share Exchange agreement was adopted by the unanimous consent of the Board of Directors for both companies on January 3, 2003, and approved by the majority shareholders of both Companies on January 3, 2003. WRLI is preparing its Proxy Statement for its annual shareholder meeting to approve and ratify this acquisition and change of board of directors. This amended Form 8-K is being filed to provide the audited financials for World Info China and pro-forma financials for the combined entity.

(b) The Board of Directors, appointed Edward C. Zimmerman, III as the Company's Chief Operating Officer, and Steven D. Fellows, as the Company's Chief Financial Officer. A copy of their Employment agreements are submitted with the amended Form 8-K. (See Exhibits 10.1 and 10.2.)



(c) The following table sets forth certain information concerning the beneficial ownership of our outstanding common stock as of December 31, 2002, by each person known by the Company to own beneficially more than 5% of the outstanding common stock, by each of our directors and officer and by all of our directors and officers as a group. Unless otherwise indicated below, all persons listed below have sole voting and investment power with respect to their shares of common stock.


                                                  Amount
Title         Name and Address                    of shares      Percent
of            of Beneficial                       held by        of
Class         Owner of Shares(1)     Position     Owner          Class
----------------------------------------------------------------------------

Common    Edward C. Zimmerman, III   President    2,000,000      55.5%

----------------------------------------------------------------------
TOTALS:                                           2,000,000      55.5%

Common      All Executive Officers and
            Directors as a Group (1 person)       2,000,000      55.5%

(1)  Edward C. Zimmerman, III, 3415 Ocatillo Way, North Las Vegas, NV
     89031.



(d) The following table sets forth certain information concerning the beneficial ownership of our outstanding common stock after the Company issues 13,805,524 restricted common shares to acquire World Info China in March, 2003, by each person known by WRLI to own beneficially more than 5% of the outstanding common stock, by each of our directors and officers and by all of our directors and officers as a group. Unless otherwise indicated below, all persons listed below have sole voting and investment power with respect to their shares of common stock.

                                             Amount of Common     Percent of
                                                  Stock         Common Stock
                                              Beneficially      Beneficially
Name                           Position           Owned             Owned (1)
Modern Worldwide Internet
   & Multimedia Corp.(2)         Shareholder     914,934             5.2%
JYN SENG International
   Technology Co., Ltd.(3)       Shareholder   5,640,000            32.4%
Top of the Cloud
   Technology Co., Ltd.(4)       Shareholder   6,264,684            35.9%
Mei-Lin Shiu (5)(9)              Shareholder   2,000,000            11.5%
Hsueh-Chu Lin (6)                Director          1,000               0
Edward C. Zimmerman, III (7)(9)  COO           2,000,000 (10)       11.5%
Steven D. Fellows (8)            CFO                   0               0
                                              ----------           -----
TOTALS:                                       14,820,618           85.1%

All Executive Officers and
       Directors as a Group (3 persons)          915,934 (10)       5.2%

(1) The percentages listed in this column are based upon 17,405,524 outstanding shares of common stock, which will be the number of outstanding shares of Common Stock of WRLI, post-World Info China acquisition.
(2) Modern Worldwide Internet & Multimedia Corp., 27Fl, No. 142, Jungshan Rd., Sanchung City, Taipei, Taiwan 241, Republic of China.
(3) JYN SENG International Technology Co., Ltd., Wei-Kuo Hsu Lin, Vice General Manager, 16Fl., No. 176, Sec 2,
     Ishan Road, Shrlin Chiu, Taipei, Taiwan 111, Republic of China.
(4) Top of the Cloud Technology Co., Ltd., Yu-Yan Kuo, control person, 5Fl, No. 19, Lane, Mingde
     1st Rd., Chidu Chiu, Keelung, Taiwan 206, Republic of China.
(5) Mei-Lin Shiu, Deputy General Manager World Info China, 16F Yuhang Plaza, 525 Schwan North Road, Shanghai, Republic of China.
(6) Hsueh-Chu Lin, 12 Floor, No. 1-1 Chung Ching N. Road, Taipei, Taiwan, Republic of China. He is also serves as President of World Info China.
(7)  Edward C. Zimmerman, 3415 Ocatillo Way, North Las Vegas, NV
     89031.
(8)  Steven D. Fellows, 10267 Songsparrow Ct. Las Vegas, Nevada 89135.
(9) Mr. Zimmerman and Mr. Mei-Lin Shiu entered into a private transaction on December 16, 2002 for a nominal cash consideration, and open conditions bargained for by the agreement which includes an Employment Agreement, Asset Sale Agreement for certain assets of the Company. Included in the Asset Sale Agreement, Mr. Zimmerman indemnified the Company for certain outstanding liabilities. As of this filing, Mr. Zimmerman still holds Title to these shares pending conditions relating to certain liabilities on behalf of the Company that have not been satisfied as related to the acquisition of World Info China and the ratification of the Asset Sale Agreement by shareholder vote.
(10) Not included in the totals above, as shares are in escrow pending transfer to Mei-Lin Shiu, based on the conditions outlined in footnote 9 above.

Item 2. Acquisition or Disposition of Assets

Acquisition of World Information Technology, Inc. (China)

On January 3, 2003, World Information Technology, Inc. (formerly known as EZ Travel, Inc.), a Nevada corporation ("WRLI") or ("the Company"), entered into a stock purchase agreement (the "Agreement") with World Information Technology, Inc. ("World Info China") a Taiwan Chinese corporation, located in Taipei, Taiwan, China and 80.75 of the shareholders of World Info China shareholders. The completion and closing of the Agreement is subject to an audit of World Info China revenues and assets for fiscal year 2001 and audited financial statements for fiscal year 2002. Pursuant to the terms of the Agreement
(the "Acquisition"), the Company will acquire 80.75 of the issued and outstanding shares of capital stock of World Info China from the World Info China shareholders in a one-for-one exchange for newly issued shares of the Company's common stock (the "Shares"). The Company has placed 13,805,524 shares of the Company's common stock in escrow to cover the cost of the Acquisition. As part of the Acquisition, at the closing, the Company will hold its annual shareholder meeting to appoint, the following new Board members: Hsueh Chu Lin, (a current board member), Yung Fen Cheng,
Yu Yen Kuo, Wei Kuo Hsu Lin, Shui Mei Lin and yu Chi Cheng.

The 13,805,524 shares of common stock placed in escrow pending the closing of the merger have not and will not be registered under the Securities Act of 1933, as amended (the "Act") and were issued in the reliance upon the exemption from registration provided by section 4(2) of the Act, on the basis that the Acquisition is a transaction not involving a public offering. All certificates evidencing the Shares bear a customary form of investment legend and may not be sold, pledged, hypothecated or otherwise transferred unless first registered under the Act or pursuant to an available exemption from such registration requirements.

The amount of consideration paid to the World Info China shareholders for World Info China was determined through arm's-length negotiations between these parties and the Company. Other than as disclosed herein, there are no material relationships between the shareholders of the two companies or any of its affiliates, any directors or officers of the Company, or any associate of such directors or officers.

On the date the Agreement was signed, the Company had 3,600,000 shares of its common stock issued and outstanding, not including the 13,805,524 placed in escrow pending the closing of the Acquisition.

World Information Technology, Inc (US) is filing, this amendment with the required audited financial statements and pro forma financial information, for this international acquisition within 75 days since it filed its original Form 8-K.

BUSINESS
--------

World Info China was incorporated as a company limited by shares under the Company Law of the Republic of China on October 17, 1998 and is based in Taipei, Taiwan. The company specializes in e-commerce related business, online audio-visual programming and broadcasting, design, host, and maintains virtual stores on the Web, promotional audio, video, and advertisement productions.


COMPANY OVERIVEW
----------------

World Info China has introduced Taiwan to its first all-around online video streaming solution for integrated TV post-production live custom programming. The company has developed proprietary interactive real-time two-way data communications. The company has set up various online shopping channels and has become a dominant force in e-commerce in Taiwan. In order to address the challenge of integrating Internet commerce in the future, World Info China plans to develop new areas involving the wireless Internet, entertainment/leisure /finance/education/shopping and a range of other interactive internet functions. The company provides fully integrated services and creates a 24-hour online shopping environment. The Chinese Company's website is: http://www.24hh.com.

An important aspect of World Info China is to host websites. To attract new users to host their websites, World Info China established a service enabling Internet users to create their own web sites. The Company strives to improve the online experience of its users. For example, the users are provided with disk space for personal web sites, web-page publishing and communication tools to create their own fully customized, multimedia-rich content and e-mail, chat and bulletin board services. Users are offered an opportunity to participate in commercial activities, which include affiliate programs with major merchants.


BUSINESS STRATEGY
-----------------

World Info China's objective is to be the Republic of China's leading member-created online community for people on the web. The Company has designed a multi-level marketing program to recruit website hosting. World Info China's strategies to achieve its objective to continue to increase the number of users and concentrate on member affinity programs to maintain its position as a leading provider of personal web sites and to continue to grow its membership base include:

o  offering easier-to-use web-page publishing tools;

o allowing its users to easily create and enhance personal web sites, including the integration of e-commerce opportunities and World Info China affiliate programs;

o promoting http://www.24hh.com, its home website as a destination point on the web by augmenting its existing distribution alliances; and

o launching brand-name promotional campaigns to drive both growth in membership and traffic to its members' personal web sites.

In addition, World Info China intends to introduce more value-added member services and strengthen and expand the number of affinity programs and affiliate management tools that it offers. Management believes that its focus on the needs of its users and enhancing their experience within the World Info China's website community will produce continued growth in, and foster loyalty among, its membership base. The Company believes that a large and growing base of committed users organized on a contextual basis provides advertisers and e-commerce merchants with an attractive market to target promotion and sales of their products and services, thereby creating added advertising and commerce revenue opportunities for World Info China.


COMPETITION
-----------

The market for members, visitors and Internet advertising and e-commerce opportunities is new and rapidly evolving, and competition for members, visitors and advertisers is intense and is expected to increase significantly in the future. Barriers to entry are relatively insubstantial. World Info China believes that the principal competitive factors for companies seeking to create community on the Internet are critical mass, functionality, brand recognition, member affinity and loyalty, broad demographic focus and open access to visitors.

World Info China also competes for visitors with many Internet content providers and Internet service providers, including web directories, search engines, shareware archives, content sites, commercial online services and sites maintained by Internet service providers, as well as thousands of Internet sites operated by individuals and government and educational institutions. These competitors include free information, search and content sites or services.

The Company will likely also face competition in the future from web directories, search engines, shareware archives, content sites, commercial online services, sites maintained by Internet service providers and other entities that attempt to or establish communities on the Internet by developing their own or purchasing a competitor. In addition, the Company may face competition in the future from traditional media companies, such as network television stations. Further, there can be no assurance that World Info China's competitors and potential competitors will not develop competitive programs that are equal or superior to those of World Info China or that achieve greater market acceptance than the company has achieved.


RESULTS OF OPERATIONS
---------------------

Net Sales for the 12 month period ending December 31, 2002 were $4,126,800 versus. The net income before taxes was $2,820,800. Cash Flow for the year ended December 31, 2002 was a negative $(40,000). The majority of negative cash flow for the year ended December 31, 2002 resulted in expenditures of $717,000 in long-term investments. World Info China has achieved profitability in a very difficult time for Internet related companies and the economy in general. The working management of World Info China feels very confident that it will capture a good portion of the market share in the near future with the current business model and aggressive planning for the expected improvement in the economy. With less competition on the horizon, the company is looking to achieve high growth with the possibility of setting up China operations to capture the vast market that is just beginning to flourish in internet and e-commerce. World Info China plans to expand its internet products globally.


LITIGATION
----------

The Company is not involved with any litigation. This does not preclude the Company from being involved in any litigation in the future, incidental to running a business.


PROPERTY
--------

The Company's principal office is located at 500 N. Rainbow, Suite 300, Las Vegas, NV 89107, with a Taiwan based office at No. 1-1 Chung Ching N. Road, 12 Floor, Taipei, Taiwan, Republic of China.

Description of Securities
-------------------------

The original articles of the Company authorized the issuance of sixty million (60,000,000) shares of Common Stock at par value of $0.001 per share and fifteen million (15,000,000) shares of Preferred Stock at par value of $0.001, of which 3,600,700 shares were outstanding as of December 31, 2002, and no preferred stock was outstanding as of December 31, 2002. Following the consummation of the Stock Purchase Agreement with World Information Technology (China) there will be 17,405,524 outstanding and no preferred shares outstanding. The Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock have no cumulative voting rights.  Holders of shares of common stock are entitled to share ratably in dividends, if any, as may be declared, from time to time by the Board of Directors in its discretion, from funds legally available therefore. In the event of a liquidation, dissolution or winding up of the Company, the holders of shares of common stock are entitled to share pro-rata all assets remaining after payment in full of all liabilities. Holders of common stock have no preemptive rights to purchase the Company's common stock.  There are no conversion rights or
redemption or sinking fund provisions with respect to the common stock.   All
of the outstanding shares of common stock are validly issued, fully paid and non-assessable. The Company has no warrants nor options outstanding or issued.


MANAGEMENT
----------

The members of the Board of Directors of the Company serve until the next annual meeting of stockholders, or until they have been elected by
the shareholders.   The officers serve at the pleasure of the Board of
Directors. Information as to the directors and executive officers of the Company is as follows:


Name                       Age                  Title
------------------------------------------------------------------
Hsueh Chu Lin              59              Director
Edward C. Zimmerman, III   24              Chief Operating Officer
Steven D. Fellows          34              Chief Financial Officer


Work Experience:
----------------

Edward C. Zimmerman, III - Chief Operating Officer

Edward C. Zimmerman, III was born in Philadelphia, PA on October 19, 1978.
In August 1991 he and his immediate family moved to Las Vegas, Nevada. He participated in the J.R.O.T.C. leadership training program during high school and achieved the status of Battalion Executive Officer (second in command) by his senior year. He graduated from Bonanza H.S. in June, 1996. He then attended Heritage College, Las Vegas, Nevada, where he graduated with honors in June, 1998, with a Diploma of Applied Science in Travel and Tourism. Upon graduation in June, 1998, from Heritage College he went to work for Ambassador Travel, where he worked as a travel agent until March, 2002. At that time, he started and went to work for EZ Travel, Inc.


Steven D. Fellows -- Chief Financial Officer

World Information Technology, Inc. has retained Steven D. Fellows to serve as Chief Financial Officer for the Company. Mr. Fellows is a Certified Public Accountant who since 1998, has served as Chief Financial Offer for publicly traded companies both in Dallas, Texas and Las Vegas, Nevada. Prior to serving as a Chief Financial Officer, he served as a manager in the San Francisco, California office of Arthur Andersen, LLP where he oversaw the audits of several publicly held companies, including Fortune 500 business. Mr. Fellows holds a Masters of Accountancy from Brigham Young University in Provo, Utah.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

Under the Stock Purchase Agreement, 80.75 percent of the shareholders of World Info China received their pro-rata ownership in the 13,805,524 shares issued from WRLI for World Info China.

Through a Board Resolution, the Company hired the professional services of Beckstead and Watts, LLP, Certified Public Accountants, to serve as the Company's auditor, to perform audits of the Company's financial statements. Beckstead and Watts, LLP owns no stock in the Company. The company has no formal contracts with its accountant, other than an engagement letter. They are paid on a fee for service basis.

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

Item 7. Exhibits.

This Form 8-K/A is being filed to include the financial statements and pro forma financial information omitted from the current report on Form 8-K filed on January 3, 2003.

(a)  Financial Statements of Business Acquired.

The required financial statements of World Information Technology, Inc. for the periods specified in Rule 3-05(b) of Regulation S-X are included herein. (See Exhibit 99.3)

(b)  Pro Forma Financial Information.

The pro forma financial statements of World Information Technology, Inc. required pursuant to Article 11 of Regulation S-X are included herein. The pro forma data is presented for informational purposes only and may not be indicative of future results of operations and the future financial position of the Company. The pro forma financial information should be read in conjunction with the historic financial statements of the Company and notes thereto.

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Financial Information reflects financial information, which gives effect to the acquisition of 80.75% of the outstanding common shares of World Information Technology, Inc. ("WITI") (a Taiwan Corporation) in exchange for 13,805,524 shares of common stock of World Information Technology, Inc. (formerly EZ Travel, Inc.) ("WRLI") (a Nevada Corporation).

The Pro Forma Statements included herein reflect the use of the purchase method of accounting for the above transaction. The acquisition of WITI, which closed on March 13, 2003 was accounted for as a reverse acquisition as the former stockholders of WITI controlled the voting common shares of WRLI immediately after the acquisition. Such financial information has been prepared from, and should be read in conjunction with, the historical audited financial statements of WITI and WRLI included in this memorandum.

The Pro Forma Balance Sheet gives effect to the transaction as if it had occurred on December 31, 2002. The Pro Forma Statement of Operations gives effect to the transaction as if it had occurred at the beginning of the earliest period presented, combining the results of WRLI for the year ended December 31, 2002 and WITI for the year ended December 31, 2002.

                      World Information Technology, Inc.
                          (formerly EZ Travel, Inc.)
                         (a Development Stage Company)
                       Unaudited Pro Forma Balance Sheet
                              December 31, 2002
                          (expressed in US dollars)


Unaudited Pro Forma Balance Sheet

                World Information  World Information
                Technology, Inc.   Technology, Inc.                  Pro-forma
                  (Taiwan Corp)      (Nevada Corp)    Adjustments     balance
                -----------------  -----------------  -----------    ----------
Assets
  Cash &
    equivalents $          20,000  $             416  $   (25,416) 1 $   (5,000)
  Short-term
    investments           204,000                                       204,000
  Trade accounts
    receivable,
    net of allowance
    doubtful                                                                  -
    accounts of
    $832,000            3,328,000                                     3,328,000
  Notes receivable-
    related party          29,000                                        29,000
  Notes receivable        146,000                                       146,000
  Inventories              34,000                                        34,000
  Other current assets     92,000                                        92,000
                -----------------  -----------------  -----------    ----------
    Total current
      assets            3,853,000                416      (25,416)    3,828,000
                -----------------  -----------------  -----------    ----------

Long-term
  investments           1,821,000                                     1,821,000
Fixed assets, net       2,721,000              1,901       (1,901) 1  2,721,000
Other assets               59,000                                        59,000
                -----------------  -----------------  -----------    ----------
                $       8,454,000  $           2,317  $   (27,317)   $8,429,000
                =================  =================  ===========    ==========

Liabilities and stockholders' equity

  Accounts
    payable     $          78,000                                    $   78,000
  Loan from
    shareholder-
    related
    party                   4,000                                         4,000
  Salaries
    payable                     -                         117,600  3    117,600
  Income tax
    payable             1,042,000                                     1,042,000
  Accrued
    expense               178,000                                       178,000
  Other payables
    and customer
    deposits               37,000                                        37,000
                -----------------  -----------------  -----------    ----------
   Total current
     liabilities        1,339,000                  -      117,600     1,456,600
                -----------------  -----------------  -----------    ----------

Deferred revenue          217,200                                       217,200
Other liabilities           4,000                                         4,000
                -----------------  -----------------  -----------    ----------
                        1,560,200                  -      117,600     1,677,800
                -----------------  -----------------  -----------    ----------

Commitments and
  contingencies                 -                  -       29,400  3     29,400

Stockholders' equity
  Common stock          5,020,000              3,600   (5,020,000) 2
                                                           13,806  2     17,406
  Additional paid-in
    capital                     -             14,400    4,990,511  2  5,004,911
  Retained earnings     1,991,800            (15,683)      15,683  2
                                                         (147,000) 3
                                                          (23,717) 1  1,821,083
  Treasury stock                -                  -       (3,600) 1     (3,600)
  Accumulated other
    comprehensive
    income-
    foreign currency
    translation
    adjustment           (118,000)                 -                   (118,000)
                -----------------  -----------------  -----------    ----------
                        6,893,800              2,317     (144,917)    6,751,200
                -----------------  -----------------  -----------    ----------
                $       8,454,000  $           2,317  $   (27,317)   $8,429,000
                =================  =================  ===========    ==========

  The accompanying notes are an integral part of these financial statements.

                      World Information Technology, Inc.
                          (formerly EZ Travel, Inc.)
                         (a Development Stage Company)
                 Unaudited Pro Forma Statement of Operations
                    For the year ended December 31, 2002
                          (expressed in US dollars)


Unaudited Pro Forma Statement of Operations

                World Information  World Information
                Technology, Inc.   Technology, Inc.                  Pro-forma
                  (Taiwan Corp)      (Nevada Corp)    Adjustments     balance
                -----------------  -----------------  -----------    ----------
Net sales       $       4,126,800  $               -  $         -    $4,126,800
Cost of goods
  sold                   (297,000)                 -            -      (297,000)
                -----------------  -----------------  -----------    ----------
Gross profit            3,829,800                  -            -     3,829,800

Expenses:
  Officer
   compensation            30,000                  -      147,000  3    177,000
                                                           23,717  1     23,717
General &
 administrative
 expenses                 599,000              8,032            -       607,032
                -----------------  -----------------  -----------    ----------
  Total expenses          629,000              8,032      170,717       807,749
                -----------------  -----------------  -----------    ----------

Net income (loss)
 from operations        3,200,800             (8,032)    (170,717)    3,022,051

Other income
 (expenses), net         (380,000)                 -            -      (380,000)
                -----------------  -----------------  -----------    ----------

Net income (loss)
 before income
 taxes                  2,820,800             (8,032)    (170,717)    2,642,051
Income tax expense     (1,019,000)                 -            -    (1,019,000)
                -----------------  -----------------  -----------    ----------
Net income
 (loss)         $       1,801,800  $          (8,032) $  (170,717)   $1,623,051
                =================  =================  ===========    ==========

Weighted average
 number of common
 shares
 outstanding           17,096,676          3,600,000                 17,405,524
                =================  =================  ===========    ==========

Net (loss) per
 share-basic and
 diluted        $            0.11  $           (0.00)                $     0.09
                =================  =================  ===========    ==========

  The accompanying notes are an integral part of these financial statements.

                      World Information Technology, Inc.
                          (formerly EZ Travel, Inc.)
                         (a Development Stage Company)
                                     Notes

Note 1

To reflect the distribution of assets and liabilities out of World Information Technology, Inc. (formerly EZ Travel, Inc.) ("WRLI") pursuant to the Asset Sale Agreement (dated January 30, 2003) consummated with Edward Zimmerman, III, president of WRLI wherein Mr. Zimmerman acquired the net assets, assumed all liabilities, indemnified WRLI from all potential liabilities, and transferred back to WRLI his 3,600,000 founders shares for consideration of $25,000 cash.

Note 2

To reflect the recapitalization of World Information Technology, Inc. (a Taiwan corporation) ("WITI") with the book value of net assets of WRLI at the acquisition date. Because the acquisition was accounted for as a reverse acquisition, there was neither goodwill recognized nor any adjustments to the book value of the net assets of WITI that would affect the pro forma statement of operations.

Note 3

To reflect the employment agreements (dated February 10, 2003) with Edward Zimmerman, III, President of WRLI, at a rate of $5,000 per month for 12 months, and with Steven D. Fellows, CFO of WRLI, at a rate of $4,800 per month for 12 months. Also to reflect the contingent severance pay to Mr. Zimmerman of $15,000 and to Mr. Fellows of $14,400 per terms of the employment agreements.

(c) Index to Exhibits.


Exhibit No.                        Description
-----------                        -----------
   1.1**      Stock Purchase Agreement by and between EZ Travel and World
              Information Technology Inc.

   3.3***     Certificate of Amendment of the Articles of Incorporation

  10.1*       Employment Agreement with Edward C. Zimmerman, III
  10.2*       Employment Agreement with Steve Fellow, CFO

  23.1*       Consent of Beckstead and Watts, LLP

  99.1*       Asset Sale Agreement

  99.3*       Audited Financials


------------------------------

*   This filing

** Previously filed as an exhibit to the Company's Current Report filed on Form 8-K dated January 17, 2003.

*** Previously filed as an exhibit to the Company's Current Report filed on Form 8-K dated February 27, 2003.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               World Information Technology, Inc.

                               By: /s/ Edward C. Zimmerman, III
Date:  March 14, 2003             ----------------------------
       ---------------             Edward C. Zimmerman, III
                                   Chief Operating Officer